Risks and Uncertainties	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Risk and Uncertainty [Line Items]
Risks and Uncertainties	Risks and Uncertainties
The Plan holds investments in KRNY common stock, mutual fund shares and a collective trust whose values are exposed to various risks, such as interest rate, market and credit. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investments and the level of uncertainties related to changes in the value of investments, it is at least reasonably possible that changes in risk in the near term would materially affect investment assets reported in participant account balances and in the statements of net assets available for benefits.
As of December 31, 2025 and 2024, the Plan had investments of $29.1 million and $25.3 million, respectively, which were concentrated in three investments.